JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2012 to August 31, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/1/2012
Issuer Wells Fargo & Company (WFC 3.50% March 8, 2022)
Cusip 94974BFC
Bonds 850,000
Offering Price $99.782
Spread 0.45%
Cost $848,147
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.60%
Syndicate Members Wells Fargo, Citigroup Global Markets, Credit Suisse,
Goldman Sachs, JPMorgan, Morgan Stanley, Bank of Montreal, Barckays Capital,
CastleOak Securites, CIBC World Markets, Deutsche Bank, HSBC, ING Fiancial
Markets, Lloyds Securities, Loop Capital, nabSecurities, National Bank of
Canada, RBC Capital, TD Securities, UBS Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/5/2012
Issuer Commonwealth Bank of Australia (CBAAU 2.25% March 16, 2017 144A)
Cusip 20271AAB
Bonds 1,080,000
Offering Price $99.929
Spread 0.30%
Cost $1,079,233
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.68%
Syndicate Members Citigroup Global Markets, Commonwealth Bank of Austrailia,
Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/5/2012
Issuer Commonwealth Bank of Australia (CBAAU 2.25% March 16, 2017 144A)
Cusip 20271AAB
Bonds 250,000
Offering Price $99.929
Spread 0.30%
Cost $249,823
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.68%
Syndicate Members Citigroup Global Markets, Commonwealth Bank of Austrailia,
Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 3/5/2012
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co (DTV 3.80% March
15, 2022 144A)
Cusip 25459HBD
Bonds 400,000
Offering Price $99.958
Spread 0.45%
Cost $399,832
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.57%
Syndicate Members BankAmerica Merrill Lynch, Deutsche Bank, Goldman Sachs,
Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 3/5/2012
Issuer Philips Electronics NV (PHG 3.75% March 15, 2022)
Cusip 500472AF
Bonds 970,000
Offering Price $99.545
Spread 0.45%
Cost $965,587
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.87%
Syndicate Members Deutsche Bank. HSBC Securities, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/5/2012
Issuer Philips Electronics NV (PHG 3.75% March 15, 2022)
Cusip 500472AF
Bonds 152,000
Offering Price $99.545
Spread 0.45%
Cost $151,308
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.87%
Syndicate Members Deutsche Bank. HSBC Securities, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 3/5/2012
Issuer PNC Funding Corp (PNC 3.30% March 8, 2022)
Cusip 693476BN
Bonds 659,000
Offering Price $99.444
Spread 0.45%
Cost $655,336
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.43%
Syndicate Members JPMorgan, Morgan Stanley, PNC Capital, Citigroup Global
Markets, Bank America Merrill Lynch, Sandler O'Neill & Partners
Fund JPMorgan Core Bond Trust
Trade Date 3/5/2012
Issuer Progress Energy Inc (PGN 3.15% April 1, 2022)
Cusip 743263AS
Bonds 673,000
Offering Price $99.631
Spread 0.65%
Cost $670,517
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.50%
Syndicate Members Barclays Capital, Deutsche Bank, JPMorgan, BB&T Capital,
Comerica Securities, Morgan Keegan, TD Securities, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 3/7/2012
Issuer Phillips 66 (COP 4.30% April 1, 2022 144A)
Cusip 718546AA
Bonds 182,000
Offering Price $99.763
Spread 0.55%
Cost $181,569
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.38%
Syndicate Members Citigroup Global Markets, Credit Suisse, DNB Markets,
JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital,
RBS Securities, BNP Paribas, Deutsche Bank, Lloyds Securities, Mizuho
Securities, PNC Capital, Scotia Capital, SMBC Nikko Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/7/2012
Issuer Phillips 66 (COP 2.95% May 1, 2017 144A)
Cusip 718546AG
Bonds 314,000
Offering Price $99.982
Spread 0.48%
Cost $313,943
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Citigroup Global Markets, Credit Suisse, DNB Markets,
JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital,
RBS Securities, BNP Paribas, Deutsche Bank, Lloyds Securities, Mizuho
Securities, PNC Capital, Scotia Capital, SMBC Nikko Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/7/2012
Issuer Phillips 66 (COP 2.95% May 1, 2017 144A)
Cusip 718546AG
Bonds 43,000
Offering Price $99.982
Spread 0.48%
Cost $42,992
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Citigroup Global Markets, Credit Suisse, DNB Markets,
JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital,
RBS Securities, BNP Paribas, Deutsche Bank, Lloyds Securities, Mizuho
Securities, PNC Capital, Scotia Capital, SMBC Nikko Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/8/2012
Issuer Simon Property Group L.P. (SPG 2.15% September 15, 2017)
Cusip 828807CJ
Bonds 917,000
Offering Price $99.814
Spread 0.35%
Cost $915,294
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 2.29%
Syndicate Members Barclays Capital, Credit Sussie, JPMorgan, RBC Capital, RBS
Securities, UBS Securities, Credit Agricole, Fifth Third Securities,
Mitsubishi UFJ Securities, Morgan Keegan, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/8/2012
Issuer Xerox Corportion (XRX 2.95% March 15, 2017)
Cusip 984121CF
Bonds 196,000
Offering Price $99.875
Spread 0.60%
Cost $195,755
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.76%
Syndicate Members BNP Paribas, Citigroup Global Markets, JPMorgan, Bank
America Merrill Lynach, Credit Suisse, Goldman Sachs, HSBC Securities, Lloyds
Securities, Mizuho Securities, UBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/8/2012
Issuer Xerox Corportion (XRX 2.95% March 15, 2017)
Cusip 984121CF
Bonds 39,000
Offering Price $99.875
Spread 0.60%
Cost $38,951
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.76%
Syndicate Members BNP Paribas, Citigroup Global Markets, JPMorgan, Bank
America Merrill Lynach, Credit Suisse, Goldman Sachs, HSBC Securities, Lloyds
Securities, Mizuho Securities, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 3/12/2012
Issuer ERAC USA Finance Company (ENTERP 5.625% March 15, 2042 144A)
Cusip 26884TAE
Bonds 1,013,000
Offering Price $98.716
Spread 0.88%
Cost $999,993
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 4.12%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, RBS Securities, Wells
Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/12/2012
Issuer ERAC USA Finance Company (ENTERP 2.75% March 15, 2017 144A)
Cusip 26884TAF
Bonds 355,000
Offering Price $99.972
Spread 0.60%
Cost $354,901
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 1.52%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, RBS Securities, Wells
Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/12/2012
Issuer ERAC USA Finance Company (ENTERP 2.75% March 15, 2017 144A)
Cusip 26884TAF
Bonds 48,000
Offering Price $99.972
Spread 0.60%
Cost $47,987
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 1.52%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, RBS Securities, Wells
Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/14/2012
Issuer Nordea Bank AB (NDASS 3.125% March 20, 2017 144A)
Cusip 65557FAB
Bonds 1,800,000
Offering Price $99.926
Spread 0.35%
Cost $1,798,668
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.76%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Goldman Sachs, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/14/2012
Issuer Nordea Bank AB (NDASS 3.125% March 20, 2017 144A)
Cusip 65557FAB
Bonds 300,000
Offering Price $99.926
Spread 0.35%
Cost $299,778
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.76%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 3/14/2012
Issuer Santander Drive Auto Receivables Trust 2012-2 A2 (SDART 2012-2 A2
0.91% May 15, 2015)
Cusip 80282VAB
Bonds 786,000
Offering Price $99.992
Spread 0.17%
Cost $785,939
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.13%
Syndicate Members Deutsche Bank, JPMorgan, Barclays Capital, Santander
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/14/2012
Issuer Santander Drive Auto Receivables Trust 2012-2 A2 (SDART 2012-2 A2
0.91% May 15, 2015)
Cusip 80282VAB
Bonds 71,000
Offering Price $99.992
Spread 0.17%
Cost $70,994
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.13%
Syndicate Members Deutsche Bank, JPMorgan, Barclays Capital, Santander
Fund JPMorgan Core Bond Trust
Trade Date 3/14/2012
Issuer Santander Drive Auto Receivables Trust 2012-2 A3 (SDART 2012-2 A3
1.22% December 15, 2015)
Cusip 80282VAC
Bonds 427,000
Offering Price $99.986
Spread 0.20%
Cost $426,940
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.68%
Syndicate Members Deutsche Bank, JPMorgan, Barclays Capital, Santander
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/14/2012
Issuer Santander Drive Auto Receivables Trust 2012-2 A3 (SDART 2012-2 A3
1.22% December 15, 2015)
Cusip 80282VAC
Bonds 53,000
Offering Price $99.986
Spread 0.20%
Cost $52,993
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.68%
Syndicate Members Deutsche Bank, JPMorgan, Barclays Capital, Santander
Fund JPMorgan Core Bond Trust
Trade Date 3/30/2012
Issuer Weatherford International Ltd. (WFT 4.50% April 15, 2022)
Cusip 94707VAC
Bonds 311,000
Offering Price $99.855
Spread 0.65%
Cost $310,549
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Morgan
Stanley, Barclays Capital, Credit Agricole, DNB Markets, Goldman Sachs, HSBC
Securities, RBC Capital, RBS Securities, Mitusubishi UFJ Securities, Standard
Chartered, SunTrust Robinson Humphrey, UBS Securities, UniCredit Capital,
Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/30/2012
Issuer Weatherford International Ltd. (WFT 4.50% April 15, 2022)
Cusip 94707VAC
Bonds 33,000
Offering Price $99.855
Spread 0.65%
Cost $32,952
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Morgan
Stanley, Barclays Capital, Credit Agricole, DNB Markets, Goldman Sachs, HSBC
Securities, RBC Capital, RBS Securities, Mitusubishi UFJ Securities, Standard
Chartered, SunTrust Robinson Humphrey, UBS Securities, UniCredit Capital,
Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 3/30/2012
Issuer Weatherford International Ltd. (WFT 5.95% April 15, 2042)
Cusip 94707VAD
Bonds 113,000
Offering Price $99.291
Spread 0.88%
Cost $112,199
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.42%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Morgan
Stanley, Barclays Capital, Credit Agricole, DNB Markets, Goldman Sachs, HSBC
Securities, RBC Capital, RBS Securities, Mitusubishi UFJ Securities, Standard
Chartered, SunTrust Robinson Humphrey, UBS Securities, UniCredit Capital,
Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/3/2012
Issuer Apache Corporation (APA 3.25% April 15, 2022)
Cusip 037411AZ
Bonds 190,000
Offering Price $99.661
Spread 0.65%
Cost $189,356
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.42%
Syndicate Members BMO Capital, Citigroup Global Markets, Deutsche bank,
Goldman Sachs, JPMorgan, Mitsubishi UFJ Securities, RBC Capital, Credit
Agricole. Fifth Third Securities, HSBC Securities, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/3/2012
Issuer Apache Corporation (APA 3.25% April 15, 2022)
Cusip 037411AZ
Bonds 57,000
Offering Price $99.661
Spread 0.65%
Cost $56,807
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.42%
Syndicate Members BMO Capital, Citigroup Global Markets, Deutsche bank,
Goldman Sachs, JPMorgan, Mitsubishi UFJ Securities, RBC Capital, Credit
Agricole. Fifth Third Securities, HSBC Securities, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 4/3/2012
Issuer Apache Corporation (APA 4.75% April 15, 2043)
Cusip 037411BA
Bonds 556,000
Offering Price $99.725
Spread 0.88%
Cost $554,471
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.79%
Syndicate Members Citigroup Global markets, Goldman Sachs, JPMorgan, Bank
America Merrill Lynch, Royal Bank of Scotland, UBS Securities, Wells
Fargo,Mizuho Securities, RBS Securities, SG Americas, Standard Chartered, TD
Securities
Fund JPMorgan Core Bond Trust
Trade Date 4/11/2012
Issuer AmeriCredit Automobile  Receivables Trust 2012-2 A3 (AMCAR 2012-2
A3 1.05% October 11, 2016)
Cusip 03063WAC
Bonds 123,000
Offering Price $99.990
Spread 0.35%
Cost $122,988
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.30%
Syndicate Members Credit Suisse, Royal Bank of Scotland, Barclays Capital,
Deutsche Bank
Fund JPMorgan Core Bond Trust
Trade Date 4/11/2012
Issuer Bank of America Auto Trust 2012-1 A3 (BAAT 2012-1 A3 0.78% June
15, 2016)
Cusip 06052YAC
Bonds 589,000
Offering Price $99.996
Spread 0.27%
Cost $588,979
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.09%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 4/11/2012
Issuer Pacific Gas & Electric (PCG 4.45% April 15, 2042)
Cusip 694308GZ
Bonds 217,000
Offering Price $99.491
Spread 0.88%
Cost $215,895
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.46%
Syndicate Members Goldman Sachs, JPMorgan, Loop Capital, Wells Fargo, BNY
Mellon, MFR Securities, Mischler Financial Group, RBC Capital
Fund JPMorgan Core Bond Trust
Trade Date 4/16/2012
Issuer Lowe's Companies Inc (LOW 4.65% April 15, 2042)
Cusip 548661CX
Bonds 739,000
Offering Price $99.584
Spread 0.88%
Cost $735,926
Dealer Executing Trade US Bancorp Investments
% of Offering  purchased by firm 4.00%
Syndicate Members Goldman Sachs, US Bancorp, Wells Fargo, Bank America
Merrill Lynch, JPMorgan, Stifel Nicolaus & Co, Australia & New Zealand Bank,
BB&T Corp, BMO Capital, BNY Mellon, CastleOak Securities, CL King, PNC
Capital RBS Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 4/18/2012
Issuer BMW Vehicle Lease Trust 2012-1 A3 (BMWLT 2012-1 A3 0.75% February
20, 2015)
Cusip 05575BAC
Bonds 622,000
Offering Price $99.984
Spread 0.25%
Cost $621,902
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.91%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch,
Credit Agricole
Fund JPMorgan Core Bond Trust
Trade Date 5/1/2012
Issuer Aetna Inc (AET 4.50% May 15, 2042)
Cusip 00817YAJ
Bonds 265,000
Offering Price $95.774
Spread 0.88%
Cost $253,801
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.81%
Syndicate Members Barclays Capital, Citigroup Global markets, Credit Suisse,
Bank America Merrill Lynch, Goldman Sachs, JPMorgan, Morgan Stanley, RBS
Securities, UBS Securities, US Bancorp, Wells Fargo, BNY Mellon, Fifth Third
Securities, HSBC Securities, Mitsubishi UFJ Securities, PNC Capital, SunTrust
Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 5/2/2012
Issuer Wellpoint Inc (WLP 3.125% May 15, 2022)
Cusip 94973VAX
Bonds 615,000
Offering Price $99.488
Spread 0.65%
Cost $611,851
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.07%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch,
Barclys Capital, Citigroup Global Markets, Credit Suisse, Morgan Stanley,
SunTrust Robinson Humphrey, UBS Securities, US Bancorp, Fifth Third
Securities, Huntington Investment Co, Mizuho Securities, PNC Capital, SMBC
Capital, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/2/2012
Issuer Wellpoint Inc (WLP 3.125% May 15, 2022)
Cusip 94973VAX
Bonds 115,000
Offering Price $99.488
Spread 0.65%
Cost $114,411
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.07%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch,
Barclys Capital, Citigroup Global Markets, Credit Suisse, Morgan Stanley,
SunTrust Robinson Humphrey, UBS Securities, US Bancorp, Fifth Third
Securities, Huntington Investment Co, Mizuho Securities, PNC Capital, SMBC
Capital, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/2/2012
Issuer Wellpoint Inc (WLP 4.625% May 15, 2042)
Cusip 94973VAY
Bonds 500,000
Offering Price $99.292
Spread 0.88%
Cost $496,460
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.39%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch,
Barclys Capital, Citigroup Global Markets, Credit Suisse, Morgan Stanley,
SunTrust Robinson Humphrey, UBS Securities, US Bancorp, Fifth Third
Securities, Huntington Investment Co, Mizuho Securities, PNC Capital, SMBC
Capital, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/3/2012
Issuer ABB Finance USA Inc(ABBNVX 1.625% May 8, 2017)
Cusip 00037BAA
Bonds 226,000
Offering Price $99.300
Spread 0.35%
Cost $224,418
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.94%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Nordea Bank, UBS Securities, Credit Agricole
Securities, RBS Securities, SG Americas Securities, Skandinaviska Enskilda
Banken, Svenska Handelsbanken
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/3/2012
Issuer ABB Finance USA Inc(ABBNVX 1.625% May 8, 2017)
Cusip 00037BAA
Bonds 32,000
Offering Price $99.300
Spread 0.35%
Cost $31,776
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.94%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Nordea Bank, UBS Securities, Credit Agricole
Securities, RBS Securities, SG Americas Securities, Skandinaviska Enskilda
Banken, Svenska Handelsbanken
Fund JPMorgan Core Bond Trust
Trade Date 5/3/2012
Issuer ABB Finance USA Inc(ABBNVX 2.875% May 8, 2022)
Cusip 00037BAB
Bonds 292,000
Offering Price $97.833
Spread 0.45%
Cost $285,672
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.52%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Nordea Bank, UBS Securities, Credit Agricole
Securities, RBS Securities, SG Americas Securities, Skandinaviska Enskilda
Banken, Svenska Handelsbanken
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/3/2012
Issuer ABB Finance USA Inc(ABBNVX 2.875% May 8, 2022)
Cusip 00037BAB
Bonds 41,000
Offering Price $97.833
Spread 0.45%
Cost $40,112
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.52%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Nordea Bank, UBS Securities, Credit Agricole
Securities, RBS Securities, SG Americas Securities, Skandinaviska Enskilda
Banken, Svenska Handelsbanken
Fund JPMorgan Core Bond Trust
Trade Date 5/3/2012
Issuer ABB Finance USA Inc(ABBNVX 4.375% May 8, 2042)
Cusip 00037BAC
Bonds 145,000
Offering Price $96.865
Spread 0.88%
Cost $140,454
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.53%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
Credit Suisse, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Nordea Bank, UBS Securities, Credit Agricole
Securities, RBS Securities, SG Americas Securities, Skandinaviska Enskilda
Banken, Svenska Handelsbanken
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/7/2012
Issuer Devon Energy Corporation (DVN 1.875% May 15, 2017)
Cusip 25179MAM
Bonds 150,000
Offering Price $99.753
Spread 0.60%
Cost $149,630
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrill
Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia Capital, SG
Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/7/2012
Issuer Devon Energy Corporation (DVN 4.75% May 15, 2042)
Cusip 25179MAN
Bonds 522,000
Offering Price $99.115
Spread 0.88%
Cost $517,380
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.64%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrill
Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia Capital, SG
Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/7/2012
Issuer Devon Energy Corporation (DVN 3.25% May 15, 2022)
Cusip 25179MAP
Bonds 750,000
Offering Price $99.408
Spread 0.65%
Cost $745,560
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.07%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merrill
Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia Capital, SG
Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/8/2012
Issuer Berkshire Hathaway Finance Corporation (BRK 3.00% May 15, 2022)
Cusip 084664BT
Bonds 233,000
Offering Price $99.231
Spread 0.43%
Cost $231,208
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.03%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Wella
Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/8/2012
Issuer Berkshire Hathaway Finance Corporation (BRK 4.40% May 15, 2042)
Cusip 084664BU
Bonds 494,000
Offering Price $98.719
Spread 0.75%
Cost $487,672
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Wella
Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/8/2012
Issuer IBM Corporation (IBM 1.875% May 15, 2019)
Cusip 459200HE
Bonds 100,000
Offering Price $99.850
Spread 0.35%
Cost $99,850
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, HSBC Securities, JPMorgan, RBS
Securities, CIBC World Markets, Samuel A Ramirez & Co, TD Securities, UBS
Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/10/2012
Issuer Discovery Communications, LLC (DISCA 4.95% May 15, 2042)
Cusip 25470DAG
Bonds 319,000
Offering Price $99.228
Spread 0.88%
Cost $316,537
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.28%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Banl
America Merrill Lynch, RBS Securities, BNP Paribas, Credit Agricole
Securities, Goldman Sachs, Morgan Stanley, RBS Securities, Scotia Capital,
SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 5/14/2012
Issuer Cameron International Corporation (CAM 1.60% April 30, 2015)
Cusip 13342BAH
Bonds 225,000
Offering Price $99.957
Spread 0.35%
Cost $224,903
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.67%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Morgan
Stanley, RBS Securities, DNB Markets, Mitsubish UFJ Securities, Standard
Chartered Bank, UBS Securities, UniCredit Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 5/14/2012
Issuer Kellogg Company (K 1.75% May 17, 2017)
Cusip 487836BH
Bonds 365,000
Offering Price $99.458
Spread 0.35%
Cost $363,022
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.12%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, US
Bancorp, Wells Fargo, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities, Rabo Securities, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 5/14/2012
Issuer Kellogg Company (K 3.125% May 17, 2022)
Cusip 487836BJ
Bonds 608,000
Offering Price $99.159
Spread 0.45%
Cost $602,887
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.29%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, US
Bancorp, Wells Fargo, Deutsche Bank, Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities, Rabo Securities, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 5/15/2012
Issuer Tailsman Energy Inc. (TLMCN 5.50% May 15, 2042)
Cusip 87425EAN
Bonds 1,500,000
Offering Price $98.143
Spread 0.88%
Cost $1,472,145
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.62%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets,
HSBC Securities, JPMorgan, Credit Suisse, Deutsche Bank, BNB Nor Markets,
Godman Sachs, Bank America Merrill Lynch, Mizuho Securities, Morgan Stanley,
RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/22/2012
Issuer BlackRock Inc (BLK 3.375% June 1, 2022)
Cusip 09247XAJ
Bonds 1,200,000
Offering Price $99.469
Spread 0.45%
Cost $1,193,628
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.98%
Syndicate Members Citigroup Global Markets, JPMorgan, Wells Fargo, Barclays
Capital, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, Morgan
Stanley, UBS Securities,Goldman Sachs, HSBC Securities, Mizuho Securities,
RBS Securities, CastleOak Securities, Loop Capital, Muriel Siebert & Co,
Samuel A Ramirez & Co, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/24/2012
Issuer United Technologies Corporation (UTX 4.50% June 1, 2042)
Cusip 913017BT
Bonds 914,000
Offering Price $98.767
Spread 0.88%
Cost $902,730
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 1.64%
Syndicate Members BNP Parbias, Citigroup Global Markets, Deutsche Bank,
Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, RBS
Securities, Banca Caboto, Barclays Capital, BMO Capital, BNY Mellon, China
International Capital, Commerz Markets, Mitsubishi UFJ Securities, RBC
Capital, Santander Investment Securities, SMBC Nikko Capital, Standard
Chartered Bank, UniCredit Capital Markets, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/24/2012
Issuer United Technologies Corporation (UTX 1.80% June 1, 2017)
Cusip 913017BU
Bonds 214,000
Offering Price $99.914
Spread 0.35%
Cost $213,816
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.39%
Syndicate Members BNP Parbias, Citigroup Global Markets, Deutsche Bank,
Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, RBS
Securities, Banca Caboto, Barclays Capital, BMO Capital, BNY Mellon, China
International Capital, Commerz Markets, Mitsubishi UFJ Securities, RBC
Capital, Santander Investment Securities, SMBC Nikko Capital, Standard
Chartered Bank, UniCredit Capital Markets, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/24/2012
Issuer United Technologies Corporation (UTX 3.10% June 1, 2022)
Cusip 913017BV
Bonds 681,000
Offering Price $99.923
Spread 0.45%
Cost $680,476
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.62%
Syndicate Members BNP Parbias, Citigroup Global Markets, Deutsche Bank,
Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, RBS
Securities, Banca Caboto, Barclays Capital, BMO Capital, BNY Mellon, China
International Capital, Commerz Markets, Mitsubishi UFJ Securities, RBC
Capital, Santander Investment Securities, SMBC Nikko Capital, Standard
Chartered Bank, UniCredit Capital Markets, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/30/2012
Issuer Kraft Foods Group Inc. (KFT 5.00% June 4, 2042 144A)
Cusip 50076QAC
Bonds 694,000
Offering Price $99.293
Spread 0.88%
Cost $689,093
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.87%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, RBS Securities,
Wells Fargo, Banco Bilbao Vizcaya Argentaria, BNP Paribas, Credit Agricole
Securities, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Mizuho
Securities, RBC Capital, UBS Securities, US Bancorp, Blaylock Robert Van,
Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/30/2012
Issuer Kraft Foods Group Inc. (KFT 3.50% June 6, 2022 144A)
Cusip 50076QAF
Bonds 814,000
Offering Price $99.100
Spread 0.45%
Cost $806,674
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.97%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, RBS Securities,
Wells Fargo, Banco Bilbao Vizcaya Argentaria, BNP Paribas, Credit Agricole
Securities, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Mizuho
Securities, RBC Capital, UBS Securities, US Bancorp, Blaylock Robert Van,
Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/5/2012
Issuer Deere & Company (DE 2.60% June 8, 2022)
Cusip 244199BE
Bonds 819,000
Offering Price $99.746
Spread 0.45%
Cost $816,920
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.03%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Bank of
America Merrill Lynch, Barclays Capital, BNP Paribas, BNY Mellon, Credit
Suisse, Fifth Third Securities, Goldman Sachs, HSBC Securities, Mitsubishi
UFJ Securities, Morgan Syanley, RBC Capital, Santander Investment Securities,
Standard Chartered, TD Securities, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/5/2012
Issuer Deere & Company (DE 2.60% June 8, 2022)
Cusip 244199BE
Bonds 89,000
Offering Price $99.746
Spread 0.45%
Cost $88,774
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.03%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Bank of
America Merrill Lynch, Barclays Capital, BNP Paribas, BNY Mellon, Credit
Suisse, Fifth Third Securities, Goldman Sachs, HSBC Securities, Mitsubishi
UFJ Securities, Morgan Syanley, RBC Capital, Santander Investment Securities,
Standard Chartered, TD Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/5/2012
Issuer Deere & Company (DE 3.90% June 9, 2042)
Cusip 244199BF
Bonds 346,000
Offering Price $99.265
Spread 0.88%
Cost $343,457
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.26%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Bank of
America Merrill Lynch, Barclays Capital, BNP Paribas, BNY Mellon, Credit
Suisse, Fifth Third Securities, Goldman Sachs, HSBC Securities, Mitsubishi
UFJ Securities, Morgan Syanley, RBC Capital, Santander Investment Securities,
Standard Chartered, TD Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/6/2012
Issuer Union Pacific Corporation (UNP 4.30% June 15, 2042)
Cusip 907818DL
Bonds 200,000
Offering Price $99.882
Spread 0.88%
Cost $199,764
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.31%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, BNP
Paribas, BNY Mellon, Citigroup Global Markets, JPMorgan, Loop Capital, Bank
of America Merrill Lynch, Mitsubishi UFJ Securities, PNC Capital, RBS
Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/6/2012
Issuer Union Pacific Corporation (UNP 2.95% January 15, 2023)
Cusip 907818DM
Bonds 182,000
Offering Price $99.943
Spread 0.65%
Cost $181,896
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.92%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, BNP
Paribas, BNY Mellon, Citigroup Global Markets, JPMorgan, Loop Capital, Bank
of America Merrill Lynch, Mitsubishi UFJ Securities, PNC Capital, RBS
Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/6/2012
Issuer Union Pacific Corporation (UNP 2.95% January 15, 2023)
Cusip 907818DM
Bonds 21,000
Offering Price $99.943
Spread 0.65%
Cost $20,988
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.92%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, BNP
Paribas, BNY Mellon, Citigroup Global Markets, JPMorgan, Loop Capital, Bank
of America Merrill Lynch, Mitsubishi UFJ Securities, PNC Capital, RBS
Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/7/2012
Issuer Ford Motor Credit Company LLC (F 3.00% June 12, 2017)
Cusip 345397WD
Bonds 1,253,000
Offering Price $99.963
Spread 0.35%
Cost $1,252,536
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.35%
Syndicate Members Credit Suisse, HSBC Securities, JPMorgan, Bank of America
Merrill Lynch, RBC Capital, Banco Bradesco, BB Securities, CIBC World
Markets, Commerz Markets
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/7/2012
Issuer Ford Motor Credit Company LLC (F 3.00% June 12, 2017)
Cusip 345397WD
Bonds 200,000
Offering Price $99.963
Spread 0.35%
Cost $199,926
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.35%
Syndicate Members Credit Suisse, HSBC Securities, JPMorgan, Bank of America
Merrill Lynch, RBC Capital, Banco Bradesco, BB Securities, CIBC World
Markets, Commerz Markets
Fund JPMorgan Core Bond Trust
Trade Date 6/7/2012
Issuer Viacom Inc. (VIA 3.125% June 15, 2022)
Cusip 92553PAM
Bonds 500,000
Offering Price $98.553
Spread 0.45%
Cost $492,765
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.53%
Syndicate Members Deutsche Bank, JPMorgan, Banca IMI, BNY Mellon, Lloyds
Securities, Mizuho Securities, Santander Investment Securities, SMBC Nikko
Capital, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/7/2012
Issuer Viacom Inc. (VIA 3.125% June 15, 2022)
Cusip 92553PAM
Bonds 50,000
Offering Price $98.553
Spread 0.45%
Cost $49,277
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.53%
Syndicate Members Deutsche Bank, JPMorgan, Banca IMI, BNY Mellon, Lloyds
Securities, Mizuho Securities, Santander Investment Securities, SMBC Nikko
Capital, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/13/2012
Issuer Volkswagen Auto Lease Trust 2012-A A3 (VWALT A3 0.87% July 20,
2015)
Cusip 92867KAC
Bonds 1,100,000
Offering Price $99.980
Spread 0.20%
Cost $1,099,783
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 5.68%
Syndicate Members JPMorgan, RBS Securities, Bank of America Merrill Lynch,
Barclays Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/19/2012
Issuer AmeriCredit Automobile Receivables Trust 2012-3 A2 (AMCAR 2012-3
A2 0.71% December 8, 2015)
Cusip 03061UAB
Bonds 600,000
Offering Price $99.993
Spread 0.25%
Cost $599,961
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.51%
Syndicate Members Barclays Capital, Deutsche Bank, Goldman Sachs, RBS
Securities, JPMorgan, Morgan  Stanley
Fund JPMorgan Core Bond Trust
Trade Date 6/19/2012
Issuer AmeriCredit Automobile Receivables Trust 2012-3 A3 (AMCAR 2012-3
A3 0.96% January 9, 2017)
Cusip 03061UAC
Bonds 361,000
Offering Price $99.989
Spread 0.35%
Cost $360,962
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.85%
Syndicate Members Barclays Capital, Deutsche Bank, Goldman Sachs, RBS
Securities, JPMorgan, Morgan  Stanley
Fund JPMorgan Core Bond Trust
Trade Date 6/19/2012
Issuer Delmarva Power & Light Company (POM 4.00% June 1, 2042)
Cusip 247109BR
Bonds 235,000
Offering Price $99.449
Spread 0.88%
Cost $233,705
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.53%
Syndicate Members Credit Suisse, JPMorgan, SunTrust Robinson Humphrey,
Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/19/2012
Issuer Detroit Edison Company (DTE 2.65% June 15, 2022)
Cusip 250847EJ
Bonds 224,000
Offering Price $99.844
Spread 0.65%
Cost $223,651
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.98%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities, Scotia Capital,
Deutsche Bank, Huntington Investments, Mitsubishi UFJ Securities, SunTrust
Robinson Hunphrey, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/19/2012
Issuer Detroit Edison Company (DTE 2.65% June 15, 2022)
Cusip 250847EJ
Bonds 20,000
Offering Price $99.844
Spread 0.65%
Cost $19,969
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.98%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities, Scotia Capital,
Deutsche Bank, Huntington Investments, Mitsubishi UFJ Securities, SunTrust
Robinson Hunphrey, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/21/2012
Issuer Caterpillar Inc (CAT 2.60% June 26, 2022)
Cusip 149123BX
Bonds 164,000
Offering Price $99.581
Spread 0.45%
Cost $163,313
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/21/2012
Issuer Caterpillar Inc (CAT 2.60% June 26, 2022)
Cusip 149123BX
Bonds 31,000
Offering Price $99.581
Spread 0.45%
Cost $30,870
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/21/2012
Issuer Caterpillar Inc (CAT 1.50% June 26, 2017)
Cusip 149123BZ
Bonds 74,000
Offering Price $99.880
Spread 0.35%
Cost $73,911
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.60%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 6/27/2012
Issuer ADT Corporation (TYC 3.50% July 15, 2022 144A)
Cusip 00101JAB
Bonds 420,000
Offering Price $99.764
Spread 0.63%
Cost $419,009
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.64%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, Morgan
Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/27/2012
Issuer ADT Corporation (TYC 3.50% July 15, 2022 144A)
Cusip 00101JAB
Bonds 70,000
Offering Price $99.764
Spread 0.63%
Cost $69,835
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.64%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, Morgan
Stanley
Fund JPMorgan Core Bond Trust
Trade Date 6/27/2012
Issuer ADT Corporation (TYC 4.875% July 15, 2042 144A)
Cusip 00101JAC
Bonds 328,000
Offering Price $98.925
Spread 0.88%
Cost $324,474
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.77%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, Morgan
Stanley
Fund JPMorgan Core Bond Trust
Trade Date 6/27/2012
Issuer General Electric Capital Corporation (GE 1.625% July 2, 2015)
Cusip 36962G5Z
Bonds 1,100,000
Offering Price $99.915
Spread 0.20%
Cost $1,099,065
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.66%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan
Stanley, CastleOak Securities, Lebenthal & Co, Mischler Financial, Samuel A
Ramirez, Toussaint Capital, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/10/2012
Issuer Hyundai Auto Receivables Trust 2012-B A2 (HART 2012-B A2 0.54%
January 15, 2015)
Cusip 44890HAB
Bonds 232,000
Offering Price $99.996
Spread 0.19%
Cost $231,992
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 10.92%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan,
Mitsubishi UFJ Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/10/2012
Issuer Hyundai Auto Receivables Trust 2012-B A3 (HART 2012-B A3 0.62%
September 15, 2016)
Cusip 44890HAC
Bonds 119,000
Offering Price $99.983
Spread 0.22%
Cost $118,980
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.15%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan,
Mitsubishi UFJ Securities
Fund JPMorgan Core Bond Trust
Trade Date 7/11/2012
Issuer Nippon Telegraph and Telephone Corporation (NTT 1.40% July 18,
2017)
Cusip 654624AE
Bonds 267,000
Offering Price $99.865
Spread 0.35%
Cost $266,640
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.98%
Syndicate Members Barclays Capital, Bank America Merrill Lynch, Morgan
Stanley, BNP Paribas, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan, UBS Securites
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/11/2012
Issuer Nippon Telegraph and Telephone Corporation (NTT 1.40% July 18,
2017)
Cusip 654624AE
Bonds 27,000
Offering Price $99.865
Spread 0.35%
Cost $26,964
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.98%
Syndicate Members Barclays Capital, Bank America Merrill Lynch, Morgan
Stanley, BNP Paribas, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan, UBS Securites
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/11/2012
Issuer World Omni Auto Receivables Trust 2012-A A2 (WOART 2012-A A2
0.52% June 15, 2015)
Cusip 98157HAA
Bonds 176,000
Offering Price $99.997
Spread 0.20%
Cost $175,996
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 10.72%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BB&T Capital,
Comerica Securities, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/11/2012
Issuer World Omni Auto Receivables Trust 2012-A A3 (WOART 2012-A A3
0.64% February 15, 2017)
Cusip 98157HAB
Bonds 102,000
Offering Price $99.993
Spread 0.25%
Cost $101,992
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.67%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BB&T Capital,
Comerica Securities, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 7/19/2012
Issuer EBAY Inc (EBAY 2.60% July 15, 2022)
Cusip 278642AE
Bonds 300,000
Offering Price $99.869
Spread 0.45%
Cost $299,607
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.49%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, Barclays Capital, BNP Paribas, BNY Mellon, Goldman Sachs, HSBC
Securities, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Morgan
Stanley, RBC Capital, RBS Securities, Standard Charted Bank, UBS Securities,
Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 7/19/2012
Issuer EBAY Inc (EBAY 4.00% July 15, 2042)
Cusip 278642AF
Bonds 271,000
Offering Price $99.017
Spread 0.88%
Cost $268,336
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, Barclays Capital, BNP Paribas, BNY Mellon, Goldman Sachs, HSBC
Securities, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Morgan
Stanley, RBC Capital, RBS Securities, Standard Charted Bank, UBS Securities,
Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 7/30/2012
Issuer Texas Instruments Inc. (TXN 1.65% August 3,2019)
Cusip 882508AU
Bonds 365,000
Offering Price $99.390
Spread 0.40%
Cost $362,774
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.92%
Syndicate Members Citigroup Global Markets, JPMorgan, Mizuho Securities,
Morgan Stanley, Barclays Capital, BNP Paribas, Goldman Sachs, HSBC
Securities, Bank America Merrill Lynch, Mitsubishi UFJ Securities, PNC
Capital, SMBC Nikko Securities, US Bancorp., Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/30/2012
Issuer Texas Instruments Inc. (TXN 1.65% August 3,2019)
Cusip 882508AU
Bonds 73,000
Offering Price $99.390
Spread 0.40%
Cost $72,555
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.92%
Syndicate Members Citigroup Global Markets, JPMorgan, Mizuho Securities,
Morgan Stanley, Barclays Capital, BNP Paribas, Goldman Sachs, HSBC
Securities, Bank America Merrill Lynch, Mitsubishi UFJ Securities, PNC
Capital, SMBC Nikko Securities, US Bancorp., Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 8/6/2012
Issuer Celgene Corporation (CELG 3.25% August 15, 2022)
Cusip 151020AH
Bonds 1,336,000
Offering Price $99.949
Spread 0.65%
Cost $1,335,319
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/6/2012
Issuer Celgene Corporation (CELG 3.25% August 15, 2022)
Cusip 151020AH
Bonds 98,000
Offering Price $99.949
Spread 0.65%
Cost $97,950
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/7/2012
Issuer Santander Drive Auto Receivables Trust 2012-5 A2 (SDART 2012-5 A2
0.57% December 15, 2015)
Cusip 80282UAB
Bonds 63,000
Offering Price $99.997
Spread 0.17%
Cost $62,998
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.99%
Syndicate Members Citigroup Global Markets, JPMorgan, Deutsche Bank, Wells
Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/7/2012
Issuer Santander Drive Auto Receivables Trust 2012-5 A3 (SDART 2012-5 A3
0.83% December 15, 2016)
Cusip 80282UAC
Bonds 60,000
Offering Price $99.995
Spread 0.20%
Cost $59,997
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.61%
Syndicate Members Citigroup Global Markets, JPMorgan, Deutsche Bank, Wells
Fargo
Fund JPMorgan Core Bond Trust
Trade Date 8/14/2012
Issuer Cenovus Energy Inc (CVECN 3.00% August 15, 2022)
Cusip 15135UAG
Bonds 208,000
Offering Price $99.129
Spread 0.65%
Cost $206,188
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.18%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Bank
America Merrill Lynch, RBS Securities, BMO Capital, BNP Paribas, CIBC World
Markets, JPMorgan, RBC Capital, Scotia Capital, TD Securities, UBS
Securities, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Morgan
Stanley, SMBC Nikko Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/14/2012
Issuer Cenovus Energy Inc (CVECN 3.00% August 15, 2022)
Cusip 15135UAG
Bonds 21,000
Offering Price $99.129
Spread 0.65%
Cost $20,817
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.18%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Bank
America Merrill Lynch, RBS Securities, BMO Capital, BNP Paribas, CIBC World
Markets, JPMorgan, RBC Capital, Scotia Capital, TD Securities, UBS
Securities, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Morgan
Stanley, SMBC Nikko Capital
Fund JPMorgan Core Bond Trust
Trade Date 8/14/2012
Issuer Cenovus Energy Inc (CVECN 4.45% September 15, 2042)
Cusip 15135UAH
Bonds 490,000
Offering Price $99.782
Spread 0.88%
Cost $488,932
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.86%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Bank
America Merrill Lynch, RBS Securities, BMO Capital, BNP Paribas, CIBC World
Markets, JPMorgan, RBC Capital, Scotia Capital, TD Securities, UBS
Securities, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Morgan
Stanley, SMBC Nikko Capital
Fund JPMorgan Core Bond Trust
Trade Date 8/14/2012
Issuer Liberty Mutual Group Inc (LIBMUT 4.95% May 1, 2022 144A)
Cusip 53079EAW
Bonds 372,000
Offering Price $102.464
Spread 0.65%
Cost $381,166
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Wells fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/14/2012
Issuer Liberty Mutual Group Inc (LIBMUT 4.95% May 1, 2022 144A)
Cusip 53079EAW
Bonds 37,000
Offering Price $102.464
Spread 0.65%
Cost $37,912
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Wells fargo
Fund JPMorgan Core Bond Trust
Trade Date 8/21/2012
Issuer Illinois Tools Works Inc. (ITW 3.90% September 1, 2042)
Cusip 452308AR
Bonds 1,920,000
Offering Price $99.038
Spread 0.88%
Cost $1,901,530
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.15%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill
Lynch, Banca IMI, BMO Capital, Commerz Markets, Danske Markets, Goldman
Scahs, HSBC Securities, ING Financial, Loop Capital, Mizuho Securities,
nabSecurities, SG Americas Securities, UBS Securities, US Bancorp, Wells
Fargo
Fund JPMorgan Equity Index Trust
Trade Date 5/24/2012
Issuer Alexion Pharmaceuticals Inc. (ALXN) Secondary
Cusip 01535110
Shares 2,400
Offering Price $93.02
Spread $0.54
Cost $223,248
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Goldman Sachs & Co., cowen and Company, J.P. Morgan